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                          VAN KAMPEN AMERICAN CAPITAL
                          REAL ESTATE SECURITIES FUND
                   SUPPLEMENT DATED NOVEMBER 2, 1995, TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 21, 1995.

The section of the Statement of Additional Information captioned "Fund Performance" is hereby supplemented as follows:

     The Fund's primary investment objective is to provide long-term growth of capital by investing principally in securities of companies in the real estate industry. In addition, Fund attempts to remain fully invested to achieve consistent long-term performance. Investment real estate is an asset class that often is overlooked by investors. Now, with many real estate investment trusts being publicly traded, investors have an opportunity to add this important asset to their portfolios.

     From time to time marketing materials may provide a portfolio manager update on the Fund or discuss general economic conditions. The top 10 holdings of the Fund may also be listed in marketing pieces.